*************************************************************************

                                    FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

              STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE
           ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2)
                               [Not Applicable.]

                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)

                                   New York
                 (Jurisdiction of incorporation or organization
                          if not a U.S. national bank)

                                  13-4994650
                      (I.R.S. Employer Identification No.)

  270 Park Avenue, New York, New York                            10017
(Address of principal executive offices)                       (Zip code)

                           William H. McDavid
                            General Counsel
                            270 Park Avenue
                        New York, New York 10017
                           Tel: (212) 270-2611
        (Name, address and telephone number of agent for service)
                        KEY ENERGY SERVICES, INC.
           (Exact name of obligor as specified in its charter)

            Maryland                                      04-2648081
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

                     TABLE OF ADDITIONAL REGISTRANTS

Yale E. Key, Inc.                       Texas                 75-1074929
Key Energy Drilling, Inc.               Delaware              22-3363468
WellTech Eastern, Inc.                  Delaware              38-3283245
Odessa Exploration Incorporated         Delaware              06-1377021
Kalkaska Oilfield Services, Inc.        Michigan              38-3083604
Well-Co Oil Service, Inc.               Nevada                75-2513771

Patrick Well Service, Inc.              Nevada                48-0799851
Mosley Well Service, Inc.               Louisiana             72-0741713
Ram Oil Well Service, Inc.              New Mexico            85-0288625
Rowland Trucking Co., Inc.              New Mexico            85-0406689
Landmark Fishing & Rental, Inc.         Oklahoma              73-1251811
Dunbar Well Service, Inc.               Colorado              83-0222628
Frontier Well Service, Inc.             Wyoming               84-0532131
Key Rocky Mountain, Inc.                Delaware              22-3530272
Key Four Corners, Inc.                  Delaware              22-3530274
Jeter Service Co.                       Oklahoma              73-1143249
Jeter Well Service, Inc.                Oklahoma              73-1290848
Jeter Transportation, Inc.              Oklahoma              73-1387484
Industrial Oilfield Supply, Inc.        Oklahoma              73-1387482
Brooks Well Servicing, Inc.             Delaware              75-2739749
Updike Brothers, Inc.                   Wyoming               83-0176350
J. W. Gibson Well Service Company       Delaware              74-2035372
Key Energy Services-South Texas, Inc.   Delaware              22-3594553
Key Energy Services-California, Inc.    Delaware              22-3617958
Watson Oilfield Service & Suppy, Inc.   Delaware              22-3582713
WellTech Mid-Continent, Inc.            Delaware              73-1532154
Dawson Production Management, Inc.      Delaware              76-0525388
Dawson Production
  Taylor, Inc.                          Delaware              52-2045563
Dawson Production
 Acquisition Corp.                      Delaware              52-2022906
Dawson Production
  Partners, L.P.                        Delaware              76-0525389

     Two Tower Center, 20th Floor
     East Brunswick, New Jersey                                  08816
(Address of principal executive offices)                       (Zip Code)

                       Series A and Series B 8 3/8%
                          Senior Notes Due 2008
                   (Title of the indenture securities)
*************************************************************************

ITEM 1.   GENERAL INFORMATION.

          Furnish the following information as to the trustee--

          (a) Name and address of each examining or supervising authority to which it is subject.

                    New York State Banking Department
                    State House
                    Albany, New York 12210

                    Federal Deposit Insurance Corporation,
                    Washington, D. C.  20429

                    Federal Reserve Bank of New York, District No. 2 33 Liberty Street
                    New York, New York

                    The Board of Governors of the Federal Reserve System, Washington, D. C. 20551

          (b)       Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

                              As of March 15, 2001

                           No such affiliation exists.

ITEM 3.   VOTING SECURITIES OF THE TRUSTEE.

          Furnish the following information as to each class of voting securities of the trustee.

                              As of March 15, 2001

===============================================================================
                           Column A                          Column B
                        Title of Class                  Amount Outstanding
-------------------------------------------------------------------------------

===============================================================================

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 4.    TRUSTEESHIPS UNDER OTHER INDENTURES.

           If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

           (a) Title of the securities outstanding under each such other indenture.

               Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

           (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

               Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

           If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 6.    VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
           OFFICIALS.

           Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 7.    VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

           Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 8.    SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

           Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee.

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 9.    SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

           If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

           If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or
(2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

           If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50% or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 12.   INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

           Except as noted in the instructions to the Form T-1, if the obligor is indebted to the trustee, furnish the following information: nature of indebtedness, amount outstanding and date due.

Dollar Amount                   Applicant                       Expiry Date
-------------                   ---------                       -----------


           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 13.   DEFAULTS BY THE OBLIGOR.

       (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                              As of March 15, 2001

                There is not, nor has there been, a default with respect to the securities under this Indenture. (See Note, Page 7 hereof.)

       (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                              As of March 15, 2001

                There has not been a default under any such indenture or series. (See Note, Page 7 hereof.)

ITEM 14.   AFFILIATIONS WITH THE UNDERWRITERS.

           If any underwriter is an affiliate of the trustee, describe each such affiliation.

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 15.   FOREIGN TRUSTEE.

           Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                Not applicable.

ITEM 16.   LIST OF EXHIBITS.

           List below all exhibits filed as part of this statement of eligibility.

           * 1. A copy of the articles of association of the trustee as now in effect.

          ** 2. A copy of the certificate of authority of the trustee to commence business.

             3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         *** 4. A copy of the existing bylaws of the trustee.

             5. A copy of each indenture referred to in Item 4, if the obligor is in default.  Not Applicable.

             6. The consent of the United States institutional trustees required by Section 321(b) of the Act.

             7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

             8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act. Not applicable.

             9. Foreign trustees are required to file a consent to service of process on Form F-X.  Not applicable.

______________
  * Incorporated by reference to Exhibit bearing the same Exhibit number to Form T-1 filed in connection with Registration Statement No. 333-06249.

 ** Incorporated by reference to Exhibit bearing the same Exhibit number to Form T-1 filed in connection with Registration Number 33-50010.

*** Incorporated by reference to Exhibit bearing the same Exhibit number to Form T-1 filed in connection with Registration Statement No. 333-76439.

                                   SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a New York banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 15th day of March, 2001.

                                        THE CHASE MANHATTAN BANK
                                                (Trustee)



                                        By: /s/ John G. Jones
                                           ------------------------------------
                                        Name: John G. Jones
                                        Title: Vice President and Trust Officer


                                      NOTE

        The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement or will be the underwriters for the indenture securities, or are owners of 10% or more of the voting securities of the obligor, or are owners of 50% or more of the voting securities of the obligor or are affiliates, and the amounts and percentages of such securities, if any, owned by each of the foregoing, respectively, are based upon information furnished to the trustee by the obligor and the underwriter. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor. Accordingly, the trustee disclaims responsibility as to the accuracy and completeness of the information received from the obligor and the underwriter relating to the answers to items 2, 5, 7, 8, 9, 10, 11, 12, 13 and 14. However, such answers may be considered as correct unless additional information is furnished by amendment.

                                                                      Exhibit 6









Securities & Exchange Commission
Washington, D.C.  20549


Gentlemen:

        The undersigned is to be trustee under an Indenture dated as of March 6, 2001, as the same may be supplemented from time to time by supplemental indentures thereto, between Key Energy Services, Inc. and The Chase Manhattan Bank, as Trustee, entered into in connection with the issuance from time to time of its Series A and Series B 8 3/8% Senior Notes Due 2008.

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities & Exchange Commission upon its request therefor.


                                        Very truly yours,


                                        THE CHASE MANHATTAN BANK




                                        By: /s/ John G. Jones
                                           ------------------------------------
                                        Name: John G. Jones
                                        Title: Vice President and Trust Officer

RC-01.A      RCFD0081 Cash and Noninterest-bearing Balances           22648000
RC-01.B      RCFD0071 Interest-bearing Balances                        6608000
RC-02.A      RCFD1754 Securities Held-to-Maturity                       556000
RC-02.B      RCFD1773 Securities Available-for-sale                   66556000
RC-03        RCFD1350 Fed Funds Sold & Secs Purchased                 35508000
RC-04.A      RCFD2122 Loans and Leases                               158034000
RC-04.B      RCFD3123 LESS: Allowance for Loan and Lease Lo            2399000
RC-04.C      RCFD3128 LESS: Allocated Transfer Risk Reserve                  0
RC-04.D      RCFD2125 Net Loans & Leases (Total)                     155635000
RC-05        RCFD3545 Trading Assets                                  59802000
RC-06        RCFD2145 Premises and Fixed Assets                        4398000
RC-07        RCFD2150 Other REO                                          20000
RC-08        RCFD2130 Investments in Unconsolidated Subsidi             338000
RC-09        RCFD2155 Customers' Liability on Acceptances               367000
RC-10        RCFD2143 Intangible Assets                                4794000
RC-11        RCFD2160 Other Assets                                    19886000
RC-12        RCFD2170 Total Assets                                   377116000
RC-13.A      RCON2200 Deposits: Domestic Offices                     132165000
RC-13.A.1    RCON6631 Domestic Deposits: Noninterest-bearin           54608000
RC-13.A.2    RCON6636 Domestic Deposits: Interest-bearing             77557000
RC-13.B      RCFN2200 Deposits: Foreign Offices                      106670000
RC-13.B.1    RCFN6631 Foreign Deposits: Noninterest-bearing            6059000
RC-13.B.2    RCFN6636 Foreign Deposits: Interest-bearing             100611000
RC-14        RCFD2800 Fed Funds Purchased & Secs Sold                 45967000
RC-15.A      RCON2840 Demand Notes to US Treasury                       500000
RC-15.B      RCFD3548 Trading Liabilities                             41384000
RC-16.A      RCFD2332 Other Borrowed Money: Maturity < 1yr             6722000>
RC-16.B      RCFDA547 Other Borrowed Money: Mat. 1-3 YRS                     0
RC-16.C      RCFDA548 Other Borrowed Money: Maturity > 3yr              276000
RC-18        RCFD2920 Bank's Liability on Acceptances                   367000
RC-19        RCFD3200 Subordinated Notes and Debentures                6349000
RC-20        RCFD2930 Other Liabilities                               14515000
RC-21        RCFD2948 Total Liabilities                              354915000
RC-23        RCFD3838 Perpetual Preferred Stock & Surplus                    0
RC-24        RCFD3230 Common Stock                                     1211000
RC-25        RCFD3839 Surplus                                         12614000
RC-26.A      RCFD3632 Undivided Profits/Capital Reserves               8658000
RC-26.B      RCFD8434 Unrealized holding gain(loss) secur.             -298000
RC-26.C      RCFD4336 Accm net gains(loss) on cash flow hedges               0
RC-27        RCFD3284 Foreign Currency Translation Adjustme              16000
RC-28        RCFD3210 Total Equity Capital                            22201000
RC-29        RCFD3300 Total Liabs, Pref. Stck, & Equity Cap          377116000
RC-M.1       RCFD6724 Auditor memo                                         N/A
RCA1.A       RCFD0022 Consolidated Bank: Cash                         13736000
RCA1.A.B     RCON0020 Domestic Offices: Cash Items In Colle           12141000
RCA1.B.B     RCON0080 Domestic Offices: Cash                           1420000
RCA2.A.A     RCFD0083 Consolidated Bank: Due from US Branch                  0
RCA2.B       RCON0082 Domestic Offices: Due from US Deposit             931000
RCA2.B.A     RCFD0085 Consolidated Bank: Due from Other Dep            2022000
RCA3.A.A     RCFD0073 Consolidated Bank: Due from Foreign U             176000
RCA3.B       RCON0070 Domestic Offices: Due from Foreign Ba             191000
RCA3.B.A     RCFD0074 Consolidated Bank: Due from Other For           12073000
RCA4.A       RCFD0090 Due from Fed Reserve Banks                       1249000
RCA4.B       RCON0090 Domestic Offices: Due from Fed Reserv            1249000
RCA5.A       RCFD0010 Domestic Offices - Total                        29256000
RCA5.B       RCON0010 Consolidated Bank - Total                       15932000
RCAM.1       RCON0050 Non-Int bearing bals due from US Bnks             900000
RCB1.A       RCFD0211 Held: Cost: US Treasury Securities                     0
RCB1.B       RCFD0213 Held: Value: US Treasury Securities                    0
RCB1.C       RCFD1286 Sale: Cost: US Treasury Securities              11750000
RCB1.D       RCFD1287 Sale: Value: US Treasury Securities             11755000
RCB2.A.A     RCFD1289 Held: Cost: Obligations US agencies                    0
RCB2.A.B     RCFD1290 Held: Value: Obligations US agencies                   0
RCB2.A.C     RCFD1291 Sale: Cost: Obligations US agencies                    0
RCB2.A.D     RCFD1293 Sale: Value: Obligations US agencies                   0
RCB2.B.A     RCFD1294 Held: Cost: Obligations US sponsored                   0
RCB2.B.B     RCFD1295 Held: Value: Obligations US sponsored                  0
RCB2.B.C     RCFD1297 Sale: Cost: Obligations US sponsored             3983000
RCB2.B.D     RCFD1298 Sale: Value: Obligations US sponsored            4000000
RCB3.A.A     RCFD1676 Held: Cost: General Obligations                        0
RCB3.A.B     RCFD1677 Held: Value: General Obligations                       0
RCB3.A.C     RCFD1678 Sale: Cost: General Obligations                   255000
RCB3.A.D     RCFD1679 Sale: Value: General Obligations                  255000
RCB3.B.A     RCFD1681 Held: Cost: Revenue Obligations                        0
RCB3.B.B     RCFD1686 Held: Value: Revenue Obligations                       0
RCB3.B.C     RCFD1690 Sale: Cost: Revenue Obligations                     4000
RCB3.B.D     RCFD1691 Sale: Value: Revenue Obligations                    4000
RCB3.C.A     RCFD1694 Held: Cost: Industrial Obligations                     0
RCB3.C.B     RCFD1695 Held: Value: Industrial Obligations                    0
RCB3.C.C     RCFD1696 Sale: Cost: Industrial Obligations                     0
RCB3.C.D     RCFD1697 Sale: Value: Industrial Obligations                    0
RCB4.A.1.A   RCFD1698 Held: Cost: Security Guaranteed GNMA                   0
RCB4.A.1.B   RCFD1699 Held: Value: Security Guaranteed GNMA                  0
RCB4.A.1.C   RCFD1701 Sale: Cost: Security Guaranteed GNMA             4929000
RCB4.A.1.D   RCFD1702 Sale: Value: Security Guaranteed GNMA            4800000
RCB4.A.2.A   RCFD1703 Held: Cost: Security Issued FNMA                  555000
RCB4.A.2.B   RCFD1705 Held: Value: Security Issued FNMA                 559000
RCB4.A.2.C   RCFD1706 Sale: Cost: Security Issued FNMA                29800000
RCB4.A.2.D   RCFD1707 Sale: Value: Security Issued FNMA               29109000
RCB4.A.3.A   RCFD1709 Held: Cost: Other Pass-Through Secs                    0
RCB4.A.3.B   RCFD1710 Held: Value: Other Pass-Through Secs                   0
RCB4.A.3.C   RCFD1711 Sale: Cost: Other Pass-Through Secs                    0
RCB4.A.3.D   RCFD1713 Sale: Value: Other Pass-Through Secs                   0
RCB4.B.1.A   RCFD1714 Held: Cost: Issued/Guar. FNMA, Etc.                    0
RCB4.B.1.B   RCFD1715 Held: Value: Issued/Guar. FNMA, Etc.                   0
RCB4.B.1.C   RCFD1716 Sale: Cost: Issued/Guar. FNMA, Etc.              4047000
RCB4.B.1.D   RCFD1717 Sale: Value: Issued/Guar. FNMA, Etc.             4057000
RCB4.B.2.A   RCFD1718 Held: Cost: Collateralized MBS -FNMA                1000
RCB4.B.2.B   RCFD1719 Held: Value: Collateralized MBS -FNMA               1000
RCB4.B.2.C   RCFD1731 Sale: Cost: Collateralized MBS -FNMA                1000
RCB4.B.2.D   RCFD1732 Sale: Value: Collateralized MBS -FNMA               1000
RCB4.B.3.A   RCFD1733 Held: Cost: All Other MBS                              0
RCB4.B.3.B   RCFD1734 Held: Value: All Other MBS                             0
RCB4.B.3.C   RCFD1735 Sale: Cost: All Other MBS                              0
RCB4.B.3.D   RCFD1736 Sale: Value: All Other MBS                             0
RCB5.A.A     RCFD1737 Held: Cost: Other Domestic Debt Sec.                   0
RCB5.A.B     RCFD1738 Held: Value: Other Domestic Debt Sec.                  0
RCB5.A.C     RCFD1739 Sale: Cost: Other Domestic Debt Sec.                4000
RCB5.A.D     RCFD1741 Sale: Value: Other Domestic Debt Sec.               4000
RCB5.B.A     RCFD1742 Held: Cost: Foreign Debt Securities                    0
RCB5.B.B     RCFD1743 Held: Value: Foreign Debt Securities                   0
RCB5.B.C     RCFD1744 Sale: Cost: Foreign Debt Securities             11705000
RCB5.B.D     RCFD1746 Sale: Value: Foreign Debt Securities            11759000
RCB6.A.C     RCFDA510 Sale: Cost: Securities Mutual Funds                84000
RCB6.A.D     RCFDA511 Sale: Value: Securities Mutual Funds              269000
RCB6.B.C     RCFD1752 Sale: Cost: Other Equity Securities               543000
RCB6.B.D     RCFD1753 Sale: Value: Other Equity Securities              543000
RCB7.A       RCFD1754 Total Held-to-maturity - Amort Cost               556000
RCB7.B       RCFD1771 Total Held-to-maturity - Fair Value               560000
RCB7.C       RCFD1772 Total Avail-for-sale - Amort Cost               67105000
RCB7.D       RCFD1773 Total Avail-for-sale - Fair Value               66556000
RCBM.1       RCFD0416 Pledged                                         43173000
RCBM.2.A.1   RCFDA549 Memoranda: Non-Mort Debt < 3 MO                  2258000>
RCBM.2.A.2   RCFDA550 Memoranda: Non-Mort Debt 3-12 MO                 2858000
RCBM.2.A.3   RCFDA551 Memoranda: Non-Mort Debt 1-3 YRS                 2781000
RCBM.2.A.4   RCFDA552 Memoranda: Non-Mort Debt 3-5 YRS                 7730000
RCBM.2.A.5   RCFDA553 Memoranda: Non-Mort Debt 5-15 YRS               12150000
RCBM.2.A.6   RCFDA554 Memoranda: Non-Mort Debt > 15 YRS                      0
RCBM.2.B.1   RCFDA555 Memoranda: Mort Pass Thru < 3 MO                 3064000>
RCBM.2.B.2   RCFDA556 Memoranda: Mort Pass Thru 3-12 MO                2807000
RCBM.2.B.3   RCFDA557 Memoranda: Mort Pass Thru 1-3 YRS                8272000
RCBM.2.B.4   RCFDA558 Memoranda: Mort Pass Thru 3-5 YRS                6327000
RCBM.2.B.5   RCFDA559 Memoranda: Mort Pass Thru 5-15 YRS               9443000
RCBM.2.B.6   RCFDA560 Memoranda: Mort Pass Thru > 15 YRS               4551000
RCBM.2.C.1   RCFDA561 Memoranda: Other Mort-backed < 3 YRS             4059000>
RCBM.2.C.2   RCFDA562 Memoranda: Other Mort-backed > 3 YRS                   0
RCBM.2.D     RCFDA248 Memoranda: Tot Debt < 1 YR                      14733000>
RCBM.7       RCFD1778 Amortized Cost Held Securities Sold                    0
RCBM.9.A     RCFD8782 Structured Notes - Amortized Cost                      0
RCBM.9.B     RCFD8783 Structured Notes - Fair Value                          0
RCC01.A      RCFD1410 Consolidated RE Loans                           45272000
RCC01.A.B    RCON1415 Domestic Const/Development Loans                  725000
RCC01.B.B    RCON1420 Domestic Secured by Farmland                       15000
RCC01.C.1B   RCON1797 Domestic Secured by 1-4  Revolving               2462000
RCC01.C.2A   RCON5367 Domestic Secured by 1-4  Other                  35172000
RCC01.C.2B   RCON5368 Domestic Secured by 1-4  Other                   3685000
RCC01.D.B    RCON1460 Domestic Secured by 5+                            181000
RCC01.E.B    RCON1480 Domestic Secured by Nonfarm Nonreside            2002000
RCC02.A.B    RCON1505 Domestic to US Coml Banks                        1187000
RCC02.A1.A   RCFD1506 Consolidated to US Branches of Forei               21000
RCC02.A2.A   RCFD1507 Consolidated to Other US Coml Banks              1281000
RCC02.B.A    RCFD1517 Consolidated  to Other Dep'y in US                     0
RCC02.B.B    RCON1517 Domestic  to Other Dep'y in US                         0
RCC02.C.B    RCON1510 Domestic  to Foreign Banks                        915000
RCC02.C1.A   RCFD1513 Consolidated to For Branches US Bank              462000
RCC02.C2.A   RCFD1516 Consolidated to Foreign Banks                    2394000
RCC03.A      RCFD1590 Consolidated  to Farmers                          117000
RCC03.B      RCON1590 Domestic to Farmers                                34000
RCC04.A.A    RCFD1763 Consolidated US Coml                            34628000
RCC04.A.B    RCON1763 Domestic US Coml                                32264000
RCC04.B.A    RCFD1764 Consolidated non-US Coml                        23331000
RCC04.B.B    RCON1764 Domestic non-US Coml                              641000
RCC05.A.A    RCFD1756 Consolidated Accep's of US Banks                       0
RCC05.A.B    RCON1756 Domestic Accep's of US Bank                            0
RCC05.B.A    RCFD1757 Consolidated Accep's of Foreign Banks               5000
RCC05.B.B    RCON1757 Domestic Accep's of Foreign Banks                      0
RCC06.A.A    RCFD2008 Consolidated Credit Cards                         363000
RCC06.B      RCON1975 Domestic Consumer                               17815000
RCC06.B.A    RCFD2011 Consolidated Other Consumer                     17790000
RCC07.A      RCFD2081 Consolidated Loans to For Govts                   665000
RCC07.B      RCON2081 Domestic Loans to For Govts                         7000
RCC08.A      RCFD2107 Consolidated Obligations US                        36000
RCC08.B      RCON2107 Domestic Obligations US                            36000
RCC09.A      RCFD1563 Consolidated Other                              23053000
RCC09.A.B    RCON1545 Domestic Loans for Securities                    2545000
RCC09.B.B    RCON1564 Domestic Other                                  14375000
RCC10.A.A    RCFD2182 Consolidated US Leases                           8319000
RCC10.B      RCON2165 Domestic Leases                                  8308000
RCC10.B.A    RCFD2183 Consolidated For Leases                           297000
RCC11.A      RCFD2123 LESS: Consolidated Unearned Income                     0
RCC11.B      RCON2123 LESS: Domestic Unearned Income                         0
RCC12.A      RCFD2122 Total Loans & Leases (Consolidated)            158034000
RCC12.B      RCON2122 Total Loans & Leases (Domestic)                122369000
RCCM.3.A.1   RCONA564 Memo: Loans Secd by Real Est < 3 MO              5266000>
RCCM.3.A.2   RCONA565 Memo: Loans Secd by Real Est 3-12 MO             7057000
RCCM.3.A.3   RCONA566 Memo: Loans Secd by Real Est 1-3 YRS            10349000
RCCM.3.A.4   RCONA567 Memo: Loans Secd by Real Est 3-5 YRS             7062000
RCCM.3.A.5   RCONA568 Memo: Loans Secd by Real Est 5-15 YRS            5270000
RCCM.3.A.6   RCONA569 Memo: Loans Secd by Real Est > 15 YRS                  0
RCCM.3.B.1   RCFDA570 Memo: Other Loans/Leases < 3 MO                 72815000>
RCCM.3.B.2   RCFDA571 Memo: Other Loans/Leases 3-12 MO                26500000
RCCM.3.B.3   RCFDA572 Memo: Other Loans/Leases 1-3 YRS                13941000
RCCM.3.B.4   RCFDA573 Memo: Other Loans/Leases 3-5 YRS                 3556000
RCCM.3.B.5   RCFDA574 Memo: Other Loans/Leases 5-15 YRS                4701000
RCCM.3.B.6   RCFDA575 Memo: Other Loans/Leases > 15 YRS                      0
RCCM.3.C     RCFDA247 Memo: Tot Remg Loans/Leases < 1 YR              85994000>
RCCM.3.D     RCONA577 Memo: Non-Farm/Res Loans/Leases > 5YR             397000
RCCM.3.E     RCFDA578 Memo: Comm/Indust > 3 YRS                       20785000
RCCM.4       RCFD2746 Loans to fin. comm. real est., constr            3582000
RCCM.5       RCFD5369 Loans & leases held for sale                     1751000
RCCM.6       RCON5370 Adj. rate closed-end loans secured              28631000
RCCP2.01     RCON6999 YES/NO - RCC01.E & RCC04 >= $ 100,000                  0
RCCP2.02AA   RCON5562 Number of Loans RCC01.E                              N/A
RCCP2.02BA   RCON5563 Number of Loans RCC04                                N/A
RCCP2.03AA   RCON5564 Number of Loans RCC01.E Orig < = $100K               N/A>
RCCP2.03AB   RCON5565 Amount of Loans RCC01.E Orig < = $100K               N/A>
RCCP2.03BA   RCON5566 # of Loans RCC01.E $100K < Orig < = $250K            N/A>
RCCP2.03BB   RCON5567 $ of Loans RCC01.E $100K < Orig < = $250K            N/A>
RCCP2.03CA   RCON5568 # of Loans RCC01.E $250K < Orig < = $1M              N/A>
RCCP2.03CB   RCON5569 $ of Loans RCC01.E $250K < Orig < = $1M              N/A>
RCCP2.04AA   RCON5570 Number of Loans RCC04 Orig < = $100K                 N/A>
RCCP2.04AB   RCON5571 Amount of Loans RCC04 Orig < = $100K                 N/A>
RCCP2.04BA   RCON5572 # of Loans RCC04 $100K < Orig < = $250K              N/A>
RCCP2.04BB   RCON5573 $ of Loans RCC04 $100K < Orig < = $250K              N/A>
RCCP2.04CA   RCON5574 # of Loans RCC04 $250K < Orig < = $1M                N/A>
RCCP2.04CB   RCON5575 $ of Loans RCC04 $250K < Orig < = $1M                N/A>
RCCP2.05     RCON6860 YES/NO - RCC01.B & RCC03 >= $ 100,000                  0
RCCP2.06AA   RCON5576 Number of Loans RCC01.B                              N/A
RCCP2.06BA   RCON5577 Number of Loans RCC03                                N/A
RCCP2.07AA   RCON5578 Number of Loans RCC01.B Orig < = $100K               N/A>
RCCP2.07AB   RCON5579 Amount of Loans RCC01.B Orig < = $100K               N/A>
RCCP2.07BA   RCON5580 # of Loans RCC01.B $100K < Orig < = $250K            N/A>
RCCP2.07BB   RCON5581 $ of Loans RCC01.B $100K < Orig < = $250K            N/A>
RCCP2.07CA   RCON5582 # of Loans RCC01.B $250K < Orig < = $500K            N/A>
RCCP2.07CB   RCON5583 $ of Loans RCC01.B $250K < Orig < = $500K            N/A>
RCCP2.08AA   RCON5584 Number of Loans RCC03 - Orig < = $100K               N/A>
RCCP2.08AB   RCON5585 Amount of Loans RCC03 - Orig < = $100K               N/A>
RCCP2.08BA   RCON5586 # of Loans RCC03 - $100K < Orig < = $250K            N/A>
RCCP2.08BB   RCON5587 $ of Loans RCC03 - $100K < Orig < = $250K            N/A>
RCCP2.08CA   RCON5588 # of Loans RCC03 - $250K < Orig < = $500K            N/A>
RCCP2.08CB   RCON5589 $ of Loans RCC03 - $250K < Orig < = $500K            N/A>
RCD01        RCON3531 US Treasury securities                           1631000
RCD02        RCON3532 US Govt agency obligations                             0
RCD03        RCON3533 Securities issued by State and Subdiv              25000
RCD04.A      RCON3534 Pass-through secs by FNMA/FHLMC/GNMA             1853000
RCD04.B      RCON3535 CMOs and REMICs issued by FNMA/FHLMC                   0
RCD04.C      RCON3536 All other mortgage-backed securities                   0
RCD05        RCON3537 Other debt securities                             170000
RCD09        RCON3541 Other trading assets domestic                    3067000
RCD10        RCFN3542 Trading assets foreign                          16095000
RCD11.A      RCON3543 Gains on rate & contracts domestic              17660000
RCD11.B      RCFN3543 Gains on rate & contracts foreign               19301000
RCD12        RCFD3545 Total Trading Assets                            59802000
RCD13        RCFD3546 Liability for short positions                    7861000
RCD14        RCFD3547 Losses on rate & contracts                      33523000
RCD15        RCFD3548 Total trading liabilities                       41384000
RCE1.1.A     RCON2201 Private Transaction                             20907000
RCE1.1.B     RCON2240 Private Demand Deposits                         19844000
RCE1.1.C     RCON2346 Private Nontransaction                         100340000
RCE1.2.A     RCON2202 USG Transaction                                    68000
RCE1.2.B     RCON2280 USG Demand Deposits                                60000
RCE1.2.C     RCON2520 USG Nontransaction                                  6000
RCE1.3.A     RCON2203 State/Local Transaction                          1549000
RCE1.3.B     RCON2290 State/Local Demand Deposits                      1037000
RCE1.3.C     RCON2530 State/Local Nontransaction                       3394000
RCE1.4.A     RCON2206 US Coml Banks Transaction                        1522000
RCE1.4.B     RCON2310 US Coml Banks Demand Deposits                    1522000
RCE1.4.C     RCON2550 US Coml Banks Nontransaction                      675000
RCE1.5.A     RCON2207 Other US Dep'y Transaction                        253000
RCE1.5.B     RCON2312 Other US Dep'y Demand Deposits                    253000
RCE1.5.C     RCON2349 Other US Dep'y Nontransaction                          0
RCE1.6.A     RCON2213 For Banks Transaction                            2445000
RCE1.6.B     RCON2320 For Banks Demand Deposits                        2445000
RCE1.6.C     RCON2236 For Branches US Banks Nontransaction                5000
RCE1.7.A     RCON2216 For Govt Transaction                              341000
RCE1.7.B     RCON2300 For Govt Demand Deposits                          341000
RCE1.7.C     RCON2377 For Govt Nontransaction                             4000
RCE1.8.A     RCON2330 Certified Checks: Transaction                     656000
RCE1.8.B     RCON2330 Certified Checks: Demand                          656000
RCE1.9.A     RCON2215 Total Transaction Accounts                      27741000
RCE1.9.B     RCON2210 Total Demand Deposits                           26158000
RCE1.9.C     RCON2385 Total Nontransaction Accounts                  104424000
RCE1.M.1.A   RCON6835 IRA/Keogh                                        3025000
RCE1.M.1.B   RCON2365 Brokered                                           46000
RCE1.M.1.E   RCON5590 Memoranda: Preferred Deposits                    4705000
RCE1.M.1C1   RCON2343 Brokered < $100K                                       0>
RCE1.M.1C2   RCON2344 Brokered Participated to < $100K                   46000>
RCE1.M.1D1   RCONA243 Matur data:denom < 100k,matur < = 1 yr                 0>
RCE1.M.1D2   RCONA244 Matur data:denom =>100k,matur < = 1 yr             46000>
RCE1.M.2.B   RCON6648 Time Deposits < $100K                            9688000>
RCE1.M.2.C   RCON2604 Memoranda: Time Deposits >=$100 000             31072000
RCE1.M.2A1   RCON6810 MMDAs                                           38710000
RCE1.M.2A2   RCON0352 Other Savings                                   24954000
RCE1.M.3     RCON2398 NOW                                              1583000
RCE1.M.5A1   RCONA579 Memo: Time Deps < 100K < 3 MO                    3268000>
RCE1.M.5A2   RCONA580 Memo: Time Deps < 100K 3-12 MO                   4853000>
RCE1.M.5A3   RCONA581 Memo: Time Deps < 100K 1-3 YRS                   1152000>
RCE1.M.5A4   RCONA582 Memo: Time Deps < 100K > 3 YRS                    415000
RCE1.M.5B    RCONA241 Memo: Time Deps < 100K < 1 YR                    8121000>
RCE1.M.6A1   RCONA584 Memo: Time Deps > 100K < 3 MO                   28187000>
RCE1.M.6A2   RCONA585 Memo: Time Deps > 100K 3-12 MO                   2535000
RCE1.M.6A3   RCONA586 Memo: Time Deps > 100K 1-3 YRS                    254000
RCE1.M.6A4   RCONA587 Memo: Time Deps > 100K > 3 YRS                     96000
RCE1.M.6B    RCONA242 Memo: Time Deps > 100K < 1 YR                   30722000>
RCE2.1       RCFN2621 Private                                         82810000
RCE2.2       RCFN2623 US Banks                                         2537000
RCE2.3       RCFN2625 For Banks                                       10751000
RCE2.4       RCFN2650 For Govts                                        8805000
RCE2.5       RCFN2330 Certified Checks                                   69000
RCE2.6       RCFN2668 Other                                            1698000
RCE2.7       RCFN2200 Total Deps in Foreign Offices                  106670000
RCE2.M.1     RCFNA245 Memo:TD with remaining maturity < =1 yr"       37857000">
RCF1         RCFD2164 Income Earned Not Collected Loans                1161000
RCF2         RCFD2148 Net Deferred Tax Assets                           506000
RCF3.A       RCFDA519 Interest Only Strip: Mortgage Loans                16000
RCF3.B       RCFDA520 Interest Only Strip: Other Assets                  80000
RCF4         RCFD2168 Other Assets                                    18123000
RCF4.A       RCFD3549 Other Assets - Line A                                  0
RCF4.B       RCFD3550 Other Assets - Line B                                  0
RCF4.C       RCFD3551 Other Assets - Line C                                  0
RCF5         RCFD2160 Total Other Assets                              19886000
RCFM.1       RCFD5610 Memo: Deferred Tax Assets Disallowed                   0
RCG1.A       RCON3645 Expenses Accrued and Unpaid on deposi             141000
RCG1.B       RCFD3646 Other Expenses Accrued and Unpaid                7760000
RCG2         RCFD3049 Net Deferred Tax Liabilities                           0
RCG3         RCFD3000 Minority Interest in Subsidiaries                 127000
RCG4         RCFD2938 Other Liabilities                                6487000
RCG4.A       RCFD3552 Other Liabilities - Line A                             0
RCG4.B       RCFD3553 Other Liabilities - Line B                             0
RCG4.C       RCFD3554 Other Liabilities - Line C                             0
RCG5         RCFD2930 Total Other Liabilities                         14515000
RCH01        RCON2155 Customers' Liability on Acceptances               265000
RCH02        RCON2920 Bank's Liability on Acceptances                   265000
RCH03        RCON1350 Fed Funds Sold                                  19011000
RCH04        RCON2800 Fed Funds Purchased                             37866000
RCH05        RCON3190 Other Borrowed Money                             2814000
RCH06        RCON2163 Net Due from Own For Offices                         N/A
RCH07        RCON2941 Net Due to Own For Offices                      25056000
RCH08        RCON2192 Total Assets                                   249108000
RCH09        RCON3129 Total Liabilities                              201851000
RCH10        RCON1039 US Treasury Securities                          11734000
RCH11        RCON1041 US Government agency obligations                 3983000
RCH12        RCON1042 Securities issued by states in the US             259000
RCH13.A.1    RCON1043 MBS:  Pass-Through:  FNMA/FHLMC/GNMA            35284000
RCH13.A.2    RCON1044 MBS:  Pass-Through:  Other Pass-Through                0
RCH13.B.1    RCON1209 MBS:  Other MBS:  FNMA/FHLMC/GNMA                4047000
RCH13.B.2    RCON1280 MBS:  Other MBS:  All Other MBS                     2000
RCH14        RCON1281 Other Domestic Debt Securities                      1000
RCH15        RCON1282 Foreign Debt Securities                           394000
RCH16.A      RCONA510 Equity Securities:  Mutual Fund/Eq Sec             34000
RCH16.B      RCON1752 Equity Securities:  All others                    502000
RCH17        RCON1374 Total Securities Held and Sale                  56240000
RCHM.1       RCON3051 Net Due from Own IBF                                 N/A
RCHM.2       RCON3059 Net Due to Own IBF                               1445000
RCI1         RCFN2133 Total IBF Assets                                 4584000
RCI2         RCFN2076 Total IBF Loans/Leases                           4456000
RCI3         RCFN2077 IBF Coml/Indl                                    3362000
RCI4         RCFN2898 Total IBF Liabilities                            6454000
RCI5         RCFN2379 IBF Deposit Liabilities Due to Banks             3134000
RCI6         RCFN2381 Other IBF Deposit Liabilities                    3027000
RCK01        RCFD3381 Interest-bearing Balances                        5995000
RCK02        RCFD3382 US Govt/Treasury                                53598000
RCK03        RCFD3383 State/Local Securities                            255000
RCK04.A      RCFD3647 Other debt Securities                           10534000
RCK04.B      RCFD3648 Other equity Securities                           631000
RCK05        RCFD3365 Fed Funds Sold                                  32018000
RCK06.A.1    RCON3360 Total Loans                                    112714000
RCK06.A.2    RCON3385 RE Loans                                        44465000
RCK06.A.3    RCON3386 Agricultural & Farm Loans                          33000
RCK06.A.4    RCON3387 Commercial/Industrial Loans                     31962000
RCK06.A.5    RCON3388 Consumer Loans                                  18507000
RCK06.B      RCFN3360 Foreign Office Loans                            36796000
RCK07        RCFD3401 Assets Held in Trading Accounts                 54831000
RCK08        RCFD3484 Lease Fin'g Receivables                          8349000
RCK09        RCFD3368 Total Assets                                   353962000
RCK10        RCON3485 Domestic Transaction Accounts                    1022000
RCK11.A      RCON3486 MMDAs                                           34706000
RCK11.B      RCON3487 Other Savings                                   26515000
RCK11.C      RCONA514 Time Deposits >= $100,000                       29941000
RCK11.D      RCONA529 Time Deposits < $100,000                         8131000>
RCK12        RCFN3404 Interest-bearing Deposits in For Offi           93317000
RCK13        RCFD3353 Fed Funds Purchased                             49262000
RCK14        RCFD3355 Other Borrowed Money                             6574000
RCL01.A      RCFD3814 Unused Commits: Revolv Lines Secured              749000
RCL01.B      RCFD3815 Unused Commits: Credit Card Lines                      0
RCL01.C.1    RCFD3816 Unused Commits: Fund loans secured               1312000
RCL01.C.2    RCFD6550 Unused Commits: Fund loans not secure            1690000
RCL01.D      RCFD3817 Unused Commits: Securities Underwrit                7000
RCL01.E      RCFD3818 Unused Commits: Other Unused Commits           131337000
RCL02        RCFD3819 Fincl Standby Letters of Credit                 31341000
RCL02.A      RCFD3820 Amount Fincl Standby Letters Conveyed            6502000
RCL03        RCFD3821 Perfm Standby Letters of Credit                  5602000
RCL03.A      RCFD3822 Amount Perfm Standby Letters Conveyed             673000
RCL04        RCFD3411 Commercl & Similar Letters of Credit             3209000
RCL05        RCFD3428 Participations in Acceptncs Conveyed               99000
RCL06        RCFD3429 Participations in Acceptncs Acquired               14000
RCL07        RCFD3432 Securities Borrowed                               227000
RCL08        RCFD3433 Securities Lent                                 95040000
RCL09.A.1    RCFDA521 1-4 Family: Outstanding Balance                   191000
RCL09.A.2    RCFDA522 1-4 Family: Amount of Recourse                    191000
RCL09.B.1    RCFDA523 Other Assets: Outstanding Balance                3268000
RCL09.B.2    RCFDA524 Other Assets: Amount of Recourse                  574000
RCL09.C.1    RCFDA249 Sml busns obligations:Outstanding bal"                 0
RCL09.C.2    RCFDA250 Sml busns obligations:retaind recours                  0
RCL10.A      RCFDA534 Credit Derivatives: Guarantor                   12161000
RCL10.B      RCFDA535 Credit Derivatives: Beneficiary                 15075000
RCL11        RCFD8765 Spot Foreign Exchange Contracts                 13565000
RCL12        RCFD3430 All Other Off-Balance Sheet Liabs                      0
RCL12.A      RCFD3555 Other Off-Balance Sheet Liabilities-A                N/A
RCL12.B      RCFD3556 Other Off-Balance Sheet Liabilities-B                N/A
RCL12.C      RCFD3557 Other Off-Balance Sheet Liabilities-C                N/A
RCL12.D      RCFD3558 Other Off-Balance Sheet Liabilities-D                N/A
RCL13        RCFD5591 All Other Off-Balance Sheet Assets                     0
RCL13.A      RCFD5592 Other Off-Balance Sheet Assets - A                   N/A
RCL13.B      RCFD5593 Other Off-Balance Sheet Assets - B                   N/A
RCL13.C      RCFD5594 Other Off-Balance Sheet Assets - C                   N/A
RCL13.D      RCFD5595 Other Off-Balance Sheet Assets - D                   N/A
RCL14.A.A    RCFD8693 Int Rate Contracts - Gross Futures             585026000
RCL14.A.B    RCFD8694 Forgn Exch Contracts - Gross Futures              831000
RCL14.A.C    RCFD8695 Equity Contracts - Gross Futures                 1116000
RCL14.A.D    RCFD8696 Commodity Contracts - Gross Futures               993000
RCL14.B.A    RCFD8697 Int Rate Contracts - Gross Forwards           1524948000
RCL14.B.B    RCFD8698 Forgn Exch Contracts - Gross Forwards         1276362000
RCL14.B.C    RCFD8699 Equity Contracts - Gross Forwards                      0
RCL14.B.D    RCFD8700 Commodity Contracts - Gross Forwards            12559000
RCL14.C.1A   RCFD8701 Int Rate Contracts - Exchg Trad Wrttn           93895000
RCL14.C.1B   RCFD8702 Forgn Exch Contracts - Exchg Trad Wrt             159000
RCL14.C.1C   RCFD8703 Equity Contracts - Exchg Trad Written            5272000
RCL14.C.1D   RCFD8704 Commodity Contracts - Exchg Trad Wrtn             674000
RCL14.C.2A   RCFD8705 Int Rate Contracts - Exchg Trad Purch          269609000
RCL14.C.2B   RCFD8706 Forgn Exch Contracts - Exchg Trad Pur             169000
RCL14.C.2C   RCFD8707 Equity Contracts - Exchg Trad Purchas            4641000
RCL14.C.2D   RCFD8708 Commodity Contracts - Exchg Trade Pur            1060000
RCL14.D.1A   RCFD8709 Int Rate Contracts - OTC Written Optn          623243000
RCL14.D.1B   RCFD8710 Forgn Exch Contracts - OTC Wrtn Optns          100701000
RCL14.D.1C   RCFD8711 Equity Contracts - OTC Written Option           32384000
RCL14.D.1D   RCFD8712 Commodity Contracts - OTC Written Opt           22655000
RCL14.D.2A   RCFD8713 Int Rate Contracts - OTC Purchased Op          543119000
RCL14.D.2B   RCFD8714 Forgn Exch Contracts - OTC Purchased            95582000
RCL14.D.2C   RCFD8715 Equity Contracts - OTC Purchased Optn           35266000
RCL14.D.2D   RCFD8716 Commodity Contracts - OTC Purch Optn            22587000
RCL14.E.A    RCFD3450 Int Rate Contracts - Gross Swaps              8878312000
RCL14.E.B    RCFD3826 Forgn Exch Contracts - Gross Swaps             270641000
RCL14.E.C    RCFD8719 Equity Contracts - Gross Swaps                   7861000
RCL14.E.D    RCFD8720 Commodity Contracts - Gross Swaps               27404000
RCL15.A      RCFDA126 Int Rate Contracts - Gross Held Trade        12415410000
RCL15.B      RCFDA127 Forgn Exch Contracts - Gross Held Trd         1723358000
RCL15.C      RCFD8723 Equity Contracts - Gross Held Trading           86540000
RCL15.D      RCFD8724 Commodity Contracts - Gross Held Trad           87932000
RCL16.A.A    RCFD8725 Int Rate Contracts - Marked to Market           22575000
RCL16.A.B    RCFD8726 Forgn Exch Contracts - Marked to Mrkt            6534000
RCL16.A.C    RCFD8727 Equity Contracts - Marked to Market                    0
RCL16.A.D    RCFD8728 Commodity  Contracts - Marked to Mrkt                  0
RCL16.B.A    RCFD8729 Int Rate Contracts - NOT Marked                 80167000
RCL16.B.B    RCFD8730 Forgn Exch Contracts - NOT Marked               14553000
RCL16.B.C    RCFD8731 Equity Contracts - NOT Marked                          0
RCL16.B.D    RCFD8732 Commodity  Contracts - NOT Marked                      0
RCL16.C.A    RCFDA589 Int Rate Contracts - Bank Pays Fixed            18001000
RCL17.A.1A   RCFD8733 Int Rate Contracts Held - Pos Values           103285000
RCL17.A.1B   RCFD8734 Forgn Exch Contracts Held - Pos Value           46773000
RCL17.A.1C   RCFD8735 Equity Contracts Held - Pos Values               5246000
RCL17.A.1D   RCFD8736 Commodity Contracts Held - Pos Value             9718000
RCL17.A.2A   RCFD8737 Int Rate Contracts Held - Neg Values           104094000
RCL17.A.2B   RCFD8738 Forgn Exch Contracts Held - Neg Value           44730000
RCL17.A.2C   RCFD8739 Equity Contracts Held - Neg Values               4410000
RCL17.A.2D   RCFD8740 Commodity Contracts Held - Neg Value             7955000
RCL17.B.1A   RCFD8741 Int Rate Contracts Markd- Pos Values              179000
RCL17.B.1B   RCFD8742 Forgn Exch Contracts Markd- Pos Value              45000
RCL17.B.1C   RCFD8743 Equity Contracts Markd- Pos Values                     0
RCL17.B.1D   RCFD8744 Commodity Contracts Markd- Pos Value                   0
RCL17.B.2A   RCFD8745 Int Rate Contracts Markd- Neg Values              213000
RCL17.B.2B   RCFD8746 Forgn Exch Contracts Markd- Neg Value             139000
RCL17.B.2C   RCFD8747 Equity Contracts Markd- Neg Values                     0
RCL17.B.2D   RCFD8748 Commodity Contracts Markd- Neg Value                   0
RCL17.C.1A   RCFD8749 Int Rate Contracts Not Markd - PosVal             304000
RCL17.C.1B   RCFD8750 Forgn Exch Contracts Not Markd-PosVal             115000
RCL17.C.1C   RCFD8751 Equity Contracts Not Markd - PosVal                    0
RCL17.C.1D   RCFD8752 Commodity Contracts Not Markd-PosVal                   0
RCL17.C.2A   RCFD8753 Int Rate Contracts Not Markd - NegVal             239000
RCL17.C.2B   RCFD8754 Forgn Exch Contracts Not Markd-NegVal              73000
RCL17.C.2C   RCFD8755 Equity Contracts Not Markd - NegVal                    0
RCL17.C.2D   RCFD8756 Commodity Contracts Not Markd-NegVal                   0
RCLM.3       RCFD3833 Unused Commitments > 1 year                     59169000
RCLM.3.A     RCFD3834 Participations in Commitments > 1 Yr             1906000
RCLM.4       RCFD3377 Standby Letters of Credit - Non-U.S.             9961000
RCLM.5.A     RCFD2741 Con Inst Lns w/o recourse - Prv Autos                N/A
RCLM.5.B     RCFD2742 Con Inst Lns w/o recourse - Crd Cards                  0
RCLM.5.C     RCFD2743 Con Inst Lns w/o recourse - All other                N/A
RCM1.A       RCFD6164 Credit to Executives/Principals                     4000
RCM1.B       RCFD6165 Number of Execs Who Borrowed $500K/5%                  4
RCM10.A      RCON6441 Mutual Fund: Money Market Funds                 65141000
RCM10.B      RCON8427 Mutual Fund: Equity Securities                    472000
RCM10.C      RCON8428 Mutual Fund: Debt Securities                      271000
RCM10.D      RCON8429 Mutual Fund: Other Mutual Funds                        0
RCM10.E      RCON8430 Mutual Fund: Annuities                            195000
RCM10.F      RCON8784 Mutual Fund: Sales of Proprietary               65488000
RCM11        RCFDA525 Net Unamortized Gains (Sched RC)                 -237000
RCM12        RCFDA526 Assets Netted Against (Sched RC)                 3075000
RCM13        RCFDA591 Outstanding Principal Bal Serviced                     0
RCM2         RCFD3405 Fed Funds Sold -- Foreign Banks                   429000
RCM4.A       RCFD5500 O/S Bal Mortgages Serviced - GNMA               14953000
RCM4.B.1     RCFD5501 O/S Bal Morts Serviced-FHLMC w/ recou              79000
RCM4.B.2     RCFD5502 O/S Bal Morts Serviced-FHLMC w/o rec            67152000
RCM4.C.1     RCFD5503 O/S Bal Morts Serviced-FNMA Reg optn              107000
RCM4.C.2     RCFD5504 O/S Bal Morts Serviced-FNMA Spec optn           91487000
RCM4.D       RCFD5505 O/S Bal Morts Serviced-All other                 6126000
RCM5.A       RCFD2103 Customers' Liability on Acceptances:              227000
RCM5.B       RCFD2104 Customers' Liability on Acceptances:              140000
RCM6.A       RCFD3164 Mtge Servicing Rights                            3548000
RCM6.A.1     RCFDA590 Mort Serv Rights - Est Fair Value                3580000
RCM6.B.1     RCFDB026 Other intangible - Purch cc rels                   23000
RCM6.B.2     RCFD5507 Other Intangible - All Other                       56000
RCM6.C       RCFD3163 Goodwill                                         1167000
RCM6.D       RCFD2143 Total Intangible Assets                          4794000
RCM6.E       RCFD6442 Intangible Assets Grandfathered                    10000
RCM7         RCFD3295 Mandatory Convertible Debt Dedictated                  0
RCM8.A.1     RCFD5372 Othr Real Estate - Direct & Indirect                   0
RCM8.A.2.A   RCON5508 Othr Real Estate - All other Real Est                  0
RCM8.A.2.B   RCON5509 Othr Real Estate - Farmland                            0
RCM8.A.2.C   RCON5510 Othr Real Estate - 1-4 Family Residnt              15000
RCM8.A.2.D   RCON5511 Othr Real Estate - Multifamily Resid                   0
RCM8.A.2.E   RCON5512 Othr Real Estate - Nonfarm Nonresiden               1000
RCM8.A.2.F   RCFN5513 Othr Real Estate - In Foreign Offices               4000
RCM8.A.3     RCFD2150 Othr Real Estate - Total                           20000
RCM8.B.1     RCFD5374 Inves - Direct & Indirect invest R/E                   0
RCM8.B.2     RCFD5375 Inves - All othr invest unconsol subs             338000
RCM8.B.3     RCFD2130 Investmnts in unconsold subs - Total              338000
RCM9         RCFD3778 Noncumulative Perpetual Preferred Stk                  0
RCMM.1       RCFD3836 Interbank Holdings: Reciprocal                         0
RCN.O.1      RCON6979 Optional Narrative Comment (Y/N)                       0
RCN1.A.B     RCFD1246 RE  US: 90+ Days                                    6000
RCN1.A.C     RCFD1247 RE  US: Nonaccrual                                243000
RCN1.B.B     RCFD1249 RE  non-US: 90+ Days                                   0
RCN1.B.C     RCFD1250 RE  non-US: Nonaccrual                              1000
RCN10.A.B    RCFD5616 Loans/Leases Guaranteed: 30-89 Days                    0
RCN10.A.C    RCFD5617 Loans/Leases Guaranteed: 30-89 Days                 5000
RCN10.B      RCFD5613 Loans/Leases US Guaranteed- 90+ Days                   0
RCN10.C      RCFD5614 Loans/Leases US Guaranteed-Nonaccrual               7000
RCN2.A.B     RCFD5378 Loans US Deps: US Banks: 90+ Days                      0
RCN2.A.C     RCFD5379 Loans US Deps: US Banks: Nonaccrual                    0
RCN2.B.B     RCFD5381 Loans US Deps: Foreign:  90+ Days                      0
RCN2.B.C     RCFD5382 Loans US Deps: Foreign:  Nonaccrual                 9000
RCN3.B       RCFD1597 Ag  US: 90+ Days                                       0
RCN3.C       RCFD1583 Ag  US: Nonaccrual                                  2000
RCN4.A.B     RCFD1252 Coml/Indl  US: 90+ Days                            23000
RCN4.A.C     RCFD1253 Coml/Indl  US: Nonaccrual                         638000
RCN4.B.B     RCFD1255 Coml/Indl  non-US: 90+ Days                            0
RCN4.B.C     RCFD1256 Coml/Indl  non-US: Nonaccrual                     455000
RCN5.A.B     RCFD5384 Consumer: Credit Cards: 90+ Days                    4000
RCN5.A.C     RCFD5385 Consumer: Credit Cards: Nonaccrual                     0
RCN5.B.B     RCFD5387 Consumer: Other: 90+ Days                          28000
RCN5.B.C     RCFD5388 Consumer: Other: Nonaccrual                        67000
RCN6.B       RCFD5390 Foreign:  90+ Days                                     0
RCN6.C       RCFD5391 Foreign:  Nonaccrual                               35000
RCN7.B       RCFD5460 Other: 90+ Days                                     3000
RCN7.C       RCFD5461 Other: Nonaccrual                                  53000
RCN8.A.B     RCFD1258 Leases  US: 90+ Days                                   0
RCN8.A.C     RCFD1259 Leases  US: Nonacrual                              14000
RCN8.B.B     RCFD1272 Leases  non-US: 90+ Days                               0
RCN8.B.C     RCFD1791 Leases  non-US: Nonaccrual                             0
RCN9.B       RCFD3506 Debt Securities: 90+ Days                              0
RCN9.C       RCFD3507 Debt Securities: Nonaccrual                        40000
RCNM.2.B     RCFD6559 Comm Real Estate Loans: 90+ Days                       0
RCNM.2.C     RCFD6560 Comm Real Estate Loans: Nonaccrual                 35000
RCNM.3.AB    RCON2769 Secured Loans - Const: 90+ Days                     3000
RCNM.3.AC    RCON3492 Secured Loans - Const: Nonaccrual                  33000
RCNM.3.BB    RCON3494 Secured Loans - Farmland: 90+ Days                     0
RCNM.3.BC    RCON3495 Secured Loans - Farmland: Nonaccrual                   0
RCNM.3.C1B   RCON5399 Secd Loans 1-4 Fam-Revol: 90+ Days                     0
RCNM.3.C1C   RCON5400 Secd Loans 1-4 Fam-Revol: Nonaccrual                9000
RCNM.3.C2B   RCON5402 Secd Loans 1-4 Fam-Other: 90+ Days                  2000
RCNM.3.C2C   RCON5403 Secd Loans 1-4 Fam-Other: Nonaccrual              168000
RCNM.3.DB    RCON3500 Secured Loans - Multifam: 90+ Days                     0
RCNM.3.DC    RCON3501 Secured Loans - Multifam: Nonaccrual                8000
RCNM.3.EB    RCON3503 Secured Loans - Non Farm: 90+ Days                     0
RCNM.3.EC    RCON3504 Secured Loans - Non Farm: Nonaccrual               22000
RCNM.4.AB    RCFD3528 Rate/Contract: Book Value: 90+ Days                    0
RCNM.4.BB    RCFD3530 Rate/Contract: Replacement: 90+ Days                   0
RCO1.A       RCON0030 Unposted Debits                                        0
RCO1.B.1     RCON0031 Unposted Debits: Demand                              N/A
RCO1.B.2     RCON0032 Unposted Debits: Time/Savings                        N/A
RCO10        RCON8432 Deposit Institution Invest. Contracts                  0
RCO11.A      RCON8785 Reciprocal Demand Bals - Savings Asc.                  0
RCO11.B      RCONA181 Reciprocal Demand Bals - Foreign Brch                  0
RCO11.C      RCONA182 Reciprocal Demand Bals - Cash Items                45000
RCO12.A      RCONA527 Amt of Assets Netted agst Dem Deps                     0
RCO12.B      RCONA528 Amt of Assets Netted agst Tim/Svg Dep                  0
RCO2.A       RCON3510 Unposted Credits                                 3258000
RCO2.B.1     RCON3512 Unposted Credits: Demand                             N/A
RCO2.B.2     RCON3514 Unposted Credits: Time/Savings                       N/A
RCO3         RCON3520 Uninvested Trust Fund Cash                         12000
RCO4.A       RCON2211 Demand Deposits of Unconsolidaed Subs             788000
RCO4.B       RCON2351 Time/Savings Deposits of Unconsolida              116000
RCO4.C       RCON5514 Int accrued/unpaid on deps of con sub               6000
RCO5.A       RCON2229 Demand Deposits: Insured Branches                 290000
RCO5.B       RCON2383 Time/Savings Deposits: Insured Branc              245000
RCO5.C       RCON5515 Int accrued/unpaid on deps in ins brc               1000
RCO6.A       RCON2314 Pass-through Reserve Balances: Demand                  0
RCO6.B       RCON2315 Pass-through-Reserve Balances: Time/S                  0
RCO7.A       RCON5516 Unamortized premiums                                   0
RCO7.B       RCON5517 Unamortized discounts                                  0
RCO8.A.1     RCONA531 OAKAR: Total Deposits Purchased                        0
RCO8.A.2     RCONA532 OAKAR: Amt of Purchased Deposits                       0
RCO8.B       RCONA533 OAKAR: Total Deposits Sold                        113000
RCOM.1.A.1   RCON2702 Amount of Deposit Accounts < $100K              43845000>
RCOM.1.A.2   RCON3779 (June Only) Number of Deposit Accts <                N/A>
RCOM.1.B.1   RCON2710 Amount of Deposit Accounts > $100K              88320000
RCOM.1.B.2   RCON2722 Number of Deposit Accounts > $100K                144409
RCOM.2.A     RCON6861 Yes/No: Bank has a better method/proc                  0
RCOM.2.B     RCON5597 If YES: Uninsured Deposits Amount                    N/A
RCOM.3       RCONA545 Cert No of consolidated inst.                        N/A
RCR1         RCFD6056 Do You Meet Capital Requirements? Y/N                N/A
RCR2.A       RCFDA515 Subord Debt & Int Term Prfrd Stock               5118000
RCR2.B       RCFDA516 Other Limited-Life cap Instr                      550000
RCR3.A1      RCFD8274 Regulatory capt ratios:Tier 1 Capital           21037000
RCR3.A2      RCFD8275 Regulatory capt ratios:Tier 2 Capital            8321000
RCR3.A3      RCFD1395 Regulatory capt ratios:  Tier 3 Capital                0
RCR3.B       RCFD3792 Regulatory capt ratios:Total RB Captl           29358000
RCR3.C       RCFDA222 Regulatory capt ratios:Excess allownc                  0
RCR3.D1      RCFDA223 Regulatory capt ratios:Risk-wtd assts          270194000
RCR3.D2      RCFD1651 Regulatory capt ratios:  Mrkt Risk-equiv         5181000
RCR3.E       RCFD1727 Regulatory capt ratios:  Max Cont Dolr             86000
RCR3.F       RCFDA224 Regulatory capt ratios:Avrg tot assts          352422000
RCR4.A       RCFD5163 00 % Risk assets recorded on Bal Sht            52554000
RCR4.B       RCFD3796 Zero % Risk: Credit Equiv Off-Balance           87324000
RCR5.A       RCFD5165 20 % Risk assets recorded on Bal Sht            91724000
RCR5.B       RCFD3801 20 % Risk: Credit Equiv Off-Balance             65065000
RCR6.A       RCFD3802 50 % Risk: Assets On Balance Sheet              37090000
RCR6.B       RCFD3803 50 % Risk: Credit Equiv Off-Balance             43979000
RCR7.A       RCFD3804 100 % Risk: Assets On Balance Sheet            137186000
RCR7.B       RCFD3805 100 % Risk: Credit Equiv Off-Balance            55934000
RCR8         RCFD3806 On-Balance Sheet Values Excluded From           60961000
RCR9         RCFD3807 Total Assets Recorded On Balnce Sheet          379515000
RCRM.01      RCFD8764 Credit Exp - Off-Bal Sheet Derivative           41190000
RCRM.02.AA   RCFD3809 Derivative Int Rate Contracts < 1 YR          4350894000>
RCRM.02.AB   RCFD8766 Derivative Int Rate Contracts 1-5 YRS         4335411000
RCRM.02.AC   RCFD8767 Derivative Int Rate Contracts > 5 YRS         1968601000
RCRM.02.BA   RCFD3812 Derivative Fgn Exch Contracts < 1 YR          1246137000>
RCRM.02.BB   RCFD8769 Derivative Fgn Exch Contracts 1-5 YRS          186769000
RCRM.02.BC   RCFD8770 Derivative Fgn Exch Contracts > 5 YRS          106570000
RCRM.02.CA   RCFD8771 Derivative   Gold   Contracts < 1 YR            10310000>
RCRM.02.CB   RCFD8772 Derivative   Gold   Contracts 1-5 YRS           13925000
RCRM.02.CC   RCFD8773 Derivative   Gold   Contracts > 5 YRS            5599000
RCRM.02.DA   RCFD8774 Derivative P Metals Contracts < 1 YR              300000>
RCRM.02.DB   RCFD8775 Derivative P Metals Contracts 1-5 YRS              42000
RCRM.02.DC   RCFD8776 Derivative P Metals Contracts > 5 YRS                  0
RCRM.02.EA   RCFD8777 Derivative Commodity Contrcts < 1 YR            13376000>
RCRM.02.EB   RCFD8778 Derivative Commodity Contrcts 1-5 YRS           18074000
RCRM.02.EC   RCFD8779 Derivative Commodity Contrcts > 5 YRS             653000
RCRM.02.FA   RCFDA000 Derivative  Equity  Contracts < 1 YR            19062000>
RCRM.02.FB   RCFDA001 Derivative  Equity  Contracts 1-5 YRS           23367000
RCRM.02.FC   RCFDA002 Derivative  Equity  Contracts > 5 YRS             698000
RCX01.A      RCFD3561 Number Of Loans To Executive Officers                  1
RCX01.B      RCFD3562 Amount Of Loans To Executive Officers                  1
RCX01.C1     RCFD7701 Start Rate (####.##%) Loans To Execs.             20.00%
RCX01.C2     RCFD7702 Top Rate (####.##%) Loans To Execs.               20.00%
RI-01.A.1A   RIAD4011 RE Loans                                         3147000
RI-01.A.1B   RIAD4019 Loans to Dep'y Inst's                               4000
RI-01.A.1C   RIAD4024 Ag/Farmer Loans                                     3000
RI-01.A.1D   RIAD4012 Coml/Indl Loans                                  3795000
RI-01.A.1E   RIAD4026 Acceptances                                            0
RI-01.A.1G   RIAD4056 Loans to For Govts                                     0
RI-01.A.1I   RIAD4058 Other Domestic Loans                              522000
RI-01.A.2    RIAD4059 For Loans                                        2898000
RI-01.A1F1   RIAD4054 Credit Cards                                       48000
RI-01.A1F2   RIAD4055 Other Consumer                                   1338000
RI-01.A1H1   RIAD4503 Taxable State/Local Obligations                        0
RI-01.A1H2   RIAD4504 Exempt State/Local Obligations                      2000
RI-01.B.1    RIAD4505 Taxable Leases                                    455000
RI-01.B.2    RIAD4307 Exempt Leases                                       4000
RI-01.C.1    RIAD4105 Domestic Interest on Balances Due                   2000
RI-01.C.2    RIAD4106 For Interest on Balances due                      463000
RI-01.D.1    RIAD4027 US Govt/Treasury Securities                      3260000
RI-01.D.2A   RIAD4506 Taxable State/Local Securities                      7000
RI-01.D.2B   RIAD4507 Exempt State/Local Securities                       3000
RI-01.D.3    RIAD3657 Other Domestic Debt securities                     12000
RI-01.D.4    RIAD3658 Foreign Debt Securities                           467000
RI-01.D.5    RIAD3659 Equity Securities (incl mutual funds)              29000
RI-01.E      RIAD4069 Interest on Trading Assets                       1109000
RI-01.F      RIAD4020 Interest on Fed Funds Sold Etc                   1794000
RI-01.G      RIAD4107 Total Interest Income                           19362000
RI-02.A.1A   RIAD4508 Transaction Accounts                               27000
RI-02.A.2    RIAD4172 Interest on For Deposits                         4548000
RI-02.A1B1   RIAD4509 MMDAs                                             505000
RI-02.A1B2   RIAD4511 Other Savings                                    1009000
RI-02.A1B3   RIADA517 Int Exp: Time Deposits >=$100,000                1092000
RI-02.A1B4   RIADA518 Int Exp: Time Deposits < $100,000                 503000>
RI-02.B      RIAD4180 Fed Funds Purchased Etc                          2801000
RI-02.C      RIAD4185 Interest on Demand Notes to US Treasu            1086000
RI-02.E      RIAD4200 Interest on Subordinated Notes/Debent             421000
RI-02.F      RIAD4073 Total Interest Expense                          11992000
RI-03        RIAD4074 Net Interest Income                              7370000
RI-04.A      RIAD4230 Provision for Loan and Lease Losses               369000
RI-04.B      RIAD4243 Provision for Allocated Transfer Risk                  0
RI-05.A      RIAD4070 Income from Fiduciary Activities                 1585000
RI-05.B      RIAD4080 Service Charges on Deposit Accounts               827000
RI-05.C      RIADA220 Trading Revenue                                  2488000
RI-05.F.1    RIAD5407 Other Noninterest Income - Fee Income            3089000
RI-05.F.2    RIAD5408 Other Noninterest Income - All Other             1253000
RI-05.G      RIAD4079 Total Noninterest Income                         9242000
RI-06.A      RIAD3521 Gain/Loss Sec Held to Maturities                       0
RI-06.B      RIAD3196 Gain/Loss Sec Available-for-sale                  121000
RI-07.A      RIAD4135 Salaries and Benefits                            5685000
RI-07.B      RIAD4217 Expense on Premises/Fixed Assets                 1687000
RI-07.C      RIAD4092 Other Noninterest Expensze                       3638000
RI-07.D      RIAD4093 Total Noninterest Expense                       11010000
RI-08        RIAD4301 Income (loss) Before Income Taxes                5354000
RI-09        RIAD4302 Income Taxes                                     1749000
RI-10        RIAD4300 Income (loss) Before Extraordinary               3605000
RI-11        RIAD4320 Extraordinary Items Net Of Taxes                       0
RI-12        RIAD4340 Net Income (loss)                                3605000
RI-M.1       RIAD4513 Interest Expense on Exempt After 8/7/               4000
RI-M.10      RIADA251 Memo:Credit losses on off-balnc sheet              -8000
RI-M.11      RIADA530 Does Bank have Subchapter-S Y/N                        0
RI-M.12      RIAD4772 Deferred                                         -198000
RI-M.2       RIAD8431 Memoranda: Income Sale Mutuals                    345000
RI-M.5       RIAD4150 Number of Employees on Payroll                     56567
RI-M.7       RIAD9106 There is no description for this item                N/A
RI-M.8.A     RIAD8757 Memoranda: Trading Rev - Interest                 822000
RI-M.8.B     RIAD8758 Memoranda: Trading Rev - Foreign Exch            1011000
RI-M.8.C     RIAD8759 Memoranda: Trading Rev - Equity/Index             176000
RI-M.8.D     RIAD8760 Memoranda: Trading Rev - Commodity                479000
RI-M.9.A     RIAD8761 Memoranda: Impact - Interest Income                -6000
RI-M.9.B     RIAD8762 Memoranda: Impact - Interest Expense               78000
RI-M.9.C     RIAD8763 Memoranda: Impact - Other Allocations             -27000
RIA01        RIAD3215 Total Equity on Dec 31 prev year-end            18392000
RIA02        RIAD3216 Equity Adjustments                                     0
RIA03        RIAD3217 Amended Balance Previous Year                   18392000
RIA04        RIAD4340 Net Income/Loss                                  3605000
RIA05        RIAD4346 Sale/Conversion of Stock                               0
RIA06        RIAD4356 Changes Incident to Combinations                 1734000
RIA07        RIAD4470 LESS: Cash Dividends on Common                         0
RIA08        RIAD4460 LESS: Cash Dividends on preferred                2700000
RIA09        RIAD4411 Changes in Accounting Principles                       0
RIA10        RIAD4412 Corrections of Accounting Errors                       0
RIA11.A      RIAD8433 Net Unrealized Holding Avail Forsale             1170000
RIA11.B      RIAD4574 Accm net gains(loss) on cash flow hedges               0
RIA12        RIAD4414 Foreign Currency Translation Adjustme                  0
RIA13        RIAD4415 Other Parent BHC Transactions                          0
RIA14        RIAD3210 Total Equity Capital End Of Cur. Per.           22201000
RIB1.1.A.A   RIAD4651 RE Loans: US                                       49000
RIB1.1.A.B   RIAD4661 RE Loans: non-US                                   10000
RIB1.1.B.A   RIAD4652 RE Loans: non-US: Charge-Offs                          0
RIB1.1.B.B   RIAD4662 RE Loans: non-US: Recoveries                           0
RIB1.2.A.A   RIAD4653 Loans to US Banks: Charge-Offs                         0
RIB1.2.A.B   RIAD4663 Loans to US Banks: Recoveries                          0
RIB1.2.B.A   RIAD4654 Loans to For Banks: Charge-Offs                     2000
RIB1.2.B.B   RIAD4664 Loans to For Banks: Recoveries                      2000
RIB1.3.A     RIAD4655 Ag/Farm Loans: Charge-Offs                             0
RIB1.3.B     RIAD4665 Ag/Farm Loans: Recoveries                              0
RIB1.4.A.A   RIAD4645 Coml/Indl Loans  US: Charge-Offs                  264000
RIB1.4.A.B   RIAD4617 Coml/Indl Loans  US: Recoveries                    19000
RIB1.4.B.A   RIAD4646 Coml/Indl Loans  non-US: Charge-Offs              144000
RIB1.4.B.B   RIAD4618 Coml/Indl Loans  non-US: recoveries                77000
RIB1.5.A.A   RIAD4656 Credit Cards: Charge-Offs                          39000
RIB1.5.A.B   RIAD4666 Credits Cards: Recoveries                           3000
RIB1.5.B.A   RIAD4657 Other Consumer Charge-Offs                        146000
RIB1.5.B.B   RIAD4667 Other Consumer: Recoveries                         29000
RIB1.6.A     RIAD4643 Loans to For Govts: Charge-Offs                     1000
RIB1.6.B     RIAD4627 Loans to For Govts: Recoveries                      1000
RIB1.7.A     RIAD4644 Other Loans: Charge-Offs                           22000
RIB1.7.B     RIAD4628 Other Loans: Recoveries                            10000
RIB1.8.A.A   RIAD4658 Leases  US: Charge-Offs                            46000
RIB1.8.A.B   RIAD4668 Leases  US: Recovereies                            12000
RIB1.8.B.A   RIAD4659 Leases  non-US: Chatge-Offs                            0
RIB1.8.B.B   RIAD4669 Leases  non-US: Recoveries                             0
RIB1.9.A     RIAD4635 Total Charge-offs (year-to-date)                  713000
RIB1.9.B     RIAD4605 Total Recoveries (year-to-date)                   163000
RIB1.M.4.A   RIAD5409 Memo: Charge-offs: Loans to fin comm.              16000
RIB1.M.4.B   RIAD5410 Memo: Recoveries: Loans to fin commcl               2000
RIB1.M.5AA   RIAD3582 Memo: Charge-offs: Loans sec construc               2000
RIB1.M.5AB   RIAD3583 Memo: Recoveries: Loans sec construct                  0
RIB1.M.5BA   RIAD3584 Memo: Charge-offs: Loans sec farmland                  0
RIB1.M.5BB   RIAD3585 Memo: Recoveries: Loans sec farmland                   0
RIB1.M.5DA   RIAD3588 Memo: Charge-offs: Loans sec multifam                  0
RIB1.M.5DB   RIAD3589 Memo: Recoveries: Loans sec multifaml                  0
RIB1.M.5EA   RIAD3590 Memo: Charge-offs: Loans sec nonfarm                1000
RIB1.M.5EB   RIAD3591 Memo: Recoveries: Loans sec nonfarm                 8000
RIB1.M5C1A   RIAD5411 Memo: Charge-offs: Revolv loans 1-4 r               9000
RIB1.M5C1B   RIAD5412 Memo: Recoveries: Revolv loans 1-4 rs               2000
RIB1.M5C2A   RIAD5413 Memo: Charge-offs: Other loans 1-4 rs              36000
RIB1.M5C2B   RIAD5414 Memo: Recoveries: Other loans 1-4 res                  0
RIB2.01      RIAD3124 Allowance for Loan/Lease: Dec 31                 2424000
RIB2.02      RIAD2419 Recoveries  (Loan/Lease)                          163000
RIB2.03      RIAD2432 LESS:  Charge-Offs (Loan/Lease)                   713000
RIB2.04      RIAD4230 Provision (Loan/Lease)                            369000
RIB2.05      RIAD4815 Adjustments (Loan/Lease)                          326000
RIB2.06      RIADA512 Allow. Loan/Lease Loss Balance                   2569000
RID1.1.A     RIAD4837 Interest Income Booked                           8373000
RID1.1.B     RIAD4838 Interest Expense Booked                          6033000
RID1.1.C     RIAD4839 Total                                            2340000
RID1.2.A     RIAD4840 Net Int'l Int Income Sold American                814000
RID1.2.B     RIAD4841 Net Domestic Int Income Booked Foreig              70000
RID1.2.C     RIAD4842 Total                                             744000
RID1.3.A     RIAD4097 Noninterest Intl INcome                          4778000
RID1.3.B     RIAD4235 Provision for Intl Loan/Lease Losses               62000
RID1.3.C     RIAD4239 Other Intl Nonint Expense                        3701000
RID1.3.D     RIAD4843 Total                                            1015000
RID1.4       RIAD4844 Total                                            4099000
RID1.5       RIAD4845 Adjustment to Pretax Income Etc                   388000
RID1.6       RIAD4846 Total                                            4487000
RID1.7       RIAD4797 Intl Income Taxes                                1750000
RID1.8       RIAD4341 Total                                            2737000
RID1.M.1     RIAD4847 Intracompany Int Income                          4189000
RID1.M.2     RIAD4848 Intracompany Int Expense                         1129000
RID2.1       RIAD4849 Interest Income at IBFs                           558000
RID2.2       RIAD4850 Interest Expense at IBFs                          417000
RID2.3.A     RIAD5491 Noninterest Intl Income (Gain/Losses)                  0
RID2.3.B     RIAD5492 Noninterest Intl Income (Fees & Othr)             388000
RID2.4       RIAD4852 Provision Loan/Lease Losses Intl Sold              62000
RID2.5       RIAD4853 Other Noninterest Exp INtl Sold Ameri             256000
RIE01.A      RIAD5415 Other non-interest income (RI-5.f.2)                   0
RIE01.B      RIAD5416 Other non-interest income (RI-5.f.2)                   0
RIE01.C      RIAD5417 Other non-interest income (RI-5.f.2)                   0
RIE01.D      RIAD4461 Other non-interest income (RI-5.f.2)              827000
RIE01.E      RIAD4462 Other non-interest income (RI-5.f.2)                 N/A
RIE01.F      RIAD4463 Other non-interest income (RI-5.f.2)                 N/A
RIE02.A      RIAD4531 Other non-interest expense (RI-7.c)               121000
RIE02.B      RIAD5418 Other non-interest expense (RI-7.c)                    0
RIE02.C      RIAD5419 Other non-interest expense (RI-7.c)                    0
RIE02.D      RIAD5420 Other non-interest expense (RI-7.c)                    0
RIE02.E      RIAD4464 Other non-interest expense (RI-7.c)               657000
RIE02.F      RIAD4467 Other non-interest expense (RI-7.c)               486000
RIE02.G      RIAD4468 Other non-interest expense (RI-7.c)                  N/A
RIE03.A.1    RIAD6373 Effect of adopting FAS 133                             0
RIE03.A.2    RIAD4486 Applicable tax effect (RI-11.b)                        0
RIE03.B.1    RIAD4487 Extraordinary items and Adj (RI-11.a)                  0
RIE03.B.2    RIAD4488 Applicable tax effect (RI-11.b)                        0
RIE03.C.1    RIAD4489 Extraordinary items and Adj (RI-11.a)                  0
RIE03.C.2    RIAD4491 Applicable tax effect (RI-11.b)                        0
RIE04.A      RIAD4492 Equity cap adjustments (RIA-2)                       N/A
RIE04.B      RIAD4493 Equity cap adjustments (RIA-2)                       N/A
RIE05.A      RIAD4494 Acct changes effects (RIA-9)                         N/A
RIE05.B      RIAD4495 Acctg changes effects (RIA-9)                        N/A
RIE06.A      RIAD4496 Corrections (RIA-10)                                 N/A
RIE06.B      RIAD4497 Corrections (RIA-10)                                 N/A
RIE07.A      RIAD4498 Transactions w/parent (RIA-12)                       N/A
RIE07.B      RIAD4499 Transactions w/parent (RIA-12)                       N/A
RIE08.A      RIAD4521 Adjs. to allow for l & l loss (RIB.2.             326000
RIE08.B      RIAD4522 Adjs. to allow for l & l loss (RIB.2.                N/A
RIE09        RIAD4769 RI-E  Other Explanations (Y/N)                         0